                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                 MARCH 7, 2001


                               MRO SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)



      MASSACHUSETTS                 0-23852                      04-2448516
(State or other jurisdiction      (Commission                 (I.R.S. Employee
of incorporation)                 File Number)               Identification No.)


                      100 CROSBY DRIVE, BEDFORD, MA 01730
             (Address of principal executive offices and zip code)




              Registrant's telephone number, including area code:
                                 (718) 280-2000



                      Project Software & Development, Inc.
                                 (Former Name)
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ITEM 5.   OTHER EVENTS

NAME CHANGE

On March 6, 2001, the Company's stockholders approved an amendment to the Company's Articles of Organization changing the Company's name from Project Software & Development, Inc. to MRO Software, Inc.

On March 7, 2001, Company filed Articles of Amendment with the office of the Massachusetts Secretary of State, and the Company's name was changed to MRO Software, Inc.


ITEM 7.   EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION OF EXHIBIT
------     ----------------------

3.1 Amended and Restated Articles of Organization of the Company (included as Exhibit 3.3 to the Company's Registration Statement on Form S-1, Registration No. 33-76420, and incorporated herein by reference)*

3.2        Form of Certificate of Designation of Series A Junior
           Participating Preferred Stock of MRO Software, Inc. (included as
           Exhibit 4(b) to the Company's Current Report on Form 8-K dated February 2, 1998, File No. 0-23852, and incorporated herein by reference)*

3.3 Amendment to Articles of Organization adopted on December 15, 1999 (included as Exhibit 3.4 to the Company's Form 10-Q for the quarter ended December 31, 1999, File No. 0-23852, and incorporated herein by reference)*

3.4        Articles of Amendment dated March 6, 2001.

--------------
        * Not filed herewith. In accordance with Rule 411 promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 9, 2001                MRO SOFTWARE, INC.


                                                   /s/ Craig Newfield
                                            --------------------------------
                                            By:    Craig Newfield
                                            Title: V.P., General Counsel & Clerk


                                  EXHIBIT INDEX
EXHIBIT
NUMBER     DESCRIPTION OF EXHIBIT
------     ----------------------

3.1 Amended and Restated Articles of Organization of the Company (included as Exhibit 3.3 to the Company's Registration Statement on Form S-1, Registration No. 33-76420, and incorporated herein by reference) *

3.2        Form of Certificate of Designation of Series A Junior
           Participating Preferred Stock of MRO Software, Inc. (included as
           Exhibit 4 (b) to the Company's Current Report on Form 8-K dated February 2, 1998, File No. 0-23852, and incorporated herein by reference) *

3.3 Amendment to Articles of Organization adopted on December 15, 1999 (included as Exhibit 3.4 to the Company's Form 10-Q for the quarter ended December 31, 1999, File No. 0-23852, and incorporated herein by reference) *

3.4        Articles of Amendment dated March 6, 2001.

---------------
        * Not filed herewith. In accordance with Rule 411 promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.